Exhibit 99.1

2017 Annual Meeting of Stockholders May 10, 2017 The Charles Hotel Cambridge, Massachusetts Joseph J. Slotnik, Chairman of the Board

Agenda Welcoming Remarks Introductions Procedural Matters Relating to the Conduct of the Annual Meeting Presentation of the Four Proposals Before the Annual Meeting Opening of Polls and Balloting Closing of Polls Report of the Inspector of Elections Adjournment of Formal Portion of the Annual Meeting Annual Report of the Company General Question and Answer Period

Annual Report of the Company Paul Perrault President and Chief Executive Officer

Financial Performance Carl M. Carlson Chief Financial Officer

Forward-Looking Statements Certain statements in this presentation that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, expectations as to growth in assets, deposits and results of operations, success of acquisitions, future operations, market position, financial position, and prospects, plans and objectives of management. You should not place undue reliance on the Company’s forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay our loans; changes in the value of securities in the Company’s investment portfolio, changes in loan default and charge-off rates, the adequacy of loan loss reserves, decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation, as well as the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K, as updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Basis of Presentation GAAP The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the FASB in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Non-GAAP Financial Measures The Company uses certain non-GAAP financial measures, such as net earnings from operations, operating earnings per share, operating ROE, operating ROA, the allowance for loan and lease losses as a percentage of originated loans and leases, tangible stockholders’ equity, tangible book value per common share and tangible stockholders’ equity to tangible assets. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is included in the Company’s April 26, 2017 press release.

Total Assets 2/28/2011: Acquired First Ipswich Bancorp $272m 1/1/2012: Acquired Bancorp Rhode Island $1.6b

Total Loans

Total Deposits

Healthy Disciplined Loan Growth

Focus on Core Operating Accounts DDA 17% Time 28% 2012 Sav , NOW, MM 55% DDA 20% Time 22% 2016 Sav , NOW, MM 58% 2012Y 2013Y 2014Y 2015Y 2016Y Compounded Annual Growth Rate Demand deposits 623 $ 707 $ 726 $ 799 $ 900 $ 9.6% Savings, NOW, MM 1,982 2,193 2,285 2,419 2,670 7.7% Time 1,011 935 947 1,088 1,041 0.7% Total Deposits 3,616 $ 3,835 $ 3,958 $ 4,306 $ 4,611 $ 6.3%

Pristine Asset Quality $ in thousands 2016 2015 $ Change % Change Non performing loans $40,077 $19,333 $20,744 107.3% As a % of total loans 0.74% 0.39% Net charge offs $13,275 $4,343 $8,932 205.7% As a % of average loans 0.25% 0.09% Reserve for loan losses $53,666 $56,739 ($3,073) -5.4% As a % of total loans 0.99% 1.14%

Selected Financial Metrics $ in millions, except per share amounts 2016 2015 $ Change % Change Total Assets $6,438 $6,042 $396 6.6% Total Loans 5,399 4,996 403 8.1% Total Deposits 4,611 4,306 305 7.1% Net Income-BRKL $52.4 $49.8 $2.6 5.2% Earnings Per Share $0.74 $0.71 $0.03 4.2% Dividends Per Share $0.360 $0.355 $0.005 1.4%

Selected Income Statement Items $ in thousands 2016 2015 $ Change % Change Net interest income $203,664 $194,365 9,299 4.8% Provision for loan losses 10,353 7,451 2,902 38.9% Noninterest income 22,667 20,184 2,483 12.3% Noninterest expense 130,362 125m377 4,985 4.0% Net Income – BRKL $52,362 $49,782 $2,580 5.2%

First Quarter 2017 Highlights $ in millions, except per share amounts 1Q 2017 1Q 2016 $ Change % Change Total Assets $6,497 $6,181 $316 5.1% Total Loans 5,462 5,130 332 6.5% Total Deposits 4,652 4,393 259 5.9% Net Income-BRKL $13.4 $12.8 $0.6 4.7% Earnings Per Share $0.19 $0.18 $0.01 5.6% Dividends Per Share $0.09 $0.09

Equity Issuance Opportunistically raised $82 million in additional capital for general corporate purposes including supporting continued organic growth in CRE and C&I as well as potential acquisitions in the Northeast Discount to Market: Day Prior, Wed. Apr. 26 close $15.95 – 9.1% Discount One Week Prior, Wed. Apr. 19 close $14.90 – 2.7% Discount The issuance increased our shares outstanding approximately 8% while increasing the Tangible Book Value per share $0.46 from $7.93 to $8.39 The $14.50 per share issuance price represents 19.6x 2016 Earnings and 1.8x Tangible Book Value

Brookline Bancorp Annual Meeting Darryl J. Fess President & CEO Brookline Bank

Introduction Brookline Bank – Lead Bank with $3.9 billion in assets, 60% of the Company Continue and accelerate position as a Commercial Bank Building unique intercompany relationships – Bonds + ties with lenders, branches and wealth managers to create customer teams Growth by providing service that is superior to big banks Incremental changes to improve and grow Senior Management Team Darryl Fess President & CEO Robert Brown SVP, CRE Division Executive William MacKenzie EVP, C&I Division Executive Jane Wolchonok EVP, Business & Personal Financial Services

Brookline Bank Loan Composition $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Investment RE C&I Finance Co Retail Millions 48% 16% 19% 17%

Loan Growth Strategy Adjust Commercial Portfolio Mix Growth of C&I business Continue to Specialize in Commercial Real Estate Residential – To Service Good Clients – Additional Tool for Growth

Brookline Deposit Composition

Deposit Strategy Offer world class cash management products and service Branches – Commercial & Small Business Growth Take good care of neighborhood clients Managers to expand calling outside of local markets Brookline has 25 branches Big Banks have 268 Branches within 128; 896 in the state Improve Loan to Deposit Ratio Currently 126%, excluding equipment finance 101% 1031 – Expansion to Escrow Services

Other Initiatives Investment Services Fee income Renew efforts Residential Mortgage Improvement Improve turnaround time = higher sold loan income Foreign Exchange Brand new fee product End to End Commercial Loan Processing Efficiency Data integrity President’s Council Improve communication

Paul Perrault President and Chief Executive Officer

Brookline Bancorp Summary Healthy, Disciplined Growth while Controlling Costs Fortress Balance Sheet Strong capital position Exceptional asset quality Ongoing enhancement of funding base Brookline Bancorp is the Premier Commercial Bank Serving the Metro Boston and Providence Markets with Leading National Equipment Financing Units

Questions & Answers